Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Waste Services, Inc. (“Waste Services”) (Successor of Capital Environmental Resource Inc. now known as Waste Services (CA) Inc.) on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Sutherland-Yoest, Chief Executive Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of Waste Services.

By:	/s/ DAVID SUTHERLAND-YOEST

Name: David Sutherland-Yoest
Title: Chairman of the Board,
Chief Executive Officer, and Director

Date: August 16, 2004